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                                                                   EXHIBIT 23(b)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 33-51957) of Sensormatic Electronics Corporation and in the related Prospectus of our report dated August 13, 1998, with respect to the consolidated financial statements of Sensormatic Electronics Corporation included in the Annual Report on Form 10-K for the year ended June 30, 1998.

                                          ERNST & YOUNG LLP

West Palm Beach, Florida
September 28, 1998

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